Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject
  to Section 16:                          [ ]

Name and Address:                         Standard General Master Fund L.P.
                                          Walkers SPV Limited, Walker House
                                          Mary Street, George Town
                                          Grand Cayman, Cayman Islands KY1-1002

Issuer and Ticker Symbol:                 Penn Octane Corporation (POCC)

Date of Earliest Transaction:             8/18/08

Relationship to Issuer:                   10% Owner

Designated Filer:                         Standard General L.P.

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         8/18/08
Transaction Code:                         P
Securities Acquired:                      64,000
Acquired or Disposed:                     A
Price:                                    $2.31
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            4,109,668
Nature of Indirect Beneficial
  Ownership:

Title of Security:                        Common Stock
Transaction Date:                         8/19/08
Transaction Code:                         P
Securities Acquired:                      167,000
Acquired or Disposed:                     A
Price:                                    $2.31
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            4,276,668
Nature of Indirect Beneficial
  Ownership:

Signature:                                STANDARD GENERAL MASTER FUND L.P.


                                          By:  /s/ Scott Cohen
                                               ---------------------------------
                                               Name:   Scott Cohen
                                               Title:  Attorney-in-Fact